                                                                    Exhibit 99.1

                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: June 12, 2003                MERCANTILE EQUITY PARTNERS III, L.P., an
                                    Illinois limited partnership, its Managing
                                    Member


                                    By: Mercantile Equity Partners III, L.L.C.,
                                        an Illinois limited liability company,
                                        its General Partner


                                        By: /s/ I. Steven Edelson
                                            ------------------------------------
                                            Name:  I. Steven Edelson
                                            Title: Managing Member

                                    MERCANTILE EQUITY PARTNERS III, L.L.C., an
                                    Illinois limited liability company, its
                                    General Partner


                                    By: /s/ I. Steven Edelson
                                        ----------------------------------------
                                        Name:  I. Steven Edelson
                                        Title: Managing Member


                                    MERCANTILE CAPITAL PARTNERS I, LP, an
                                    Illinois limited partnership


                                    By: Mercantile Capital Group, LLC, a
                                        Delaware limited liability company,
                                        its general partner


                                        By: Mercantile Capital Management Corp.,
                                            an Illinois corporation, its manager


                                            By: /s/ I. Steven Edelson
                                                --------------------------------
                                                Name:  I. Steven Edelson
                                                Title: President


                                    MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company


                                    By: Mercantile Capital Management Corp.,
                                        an Illinois corporation, its manager


                                        By: /s/ I. Steven Edelson
                                            ------------------------------------
                                            Name:  I. Steven Edelson
                                            Title: President


                                    MERCANTILE CAPITAL MANAGEMENT CORP., an
                                    Illinois corporation, its manager


                                    By: /s/ I. Steven Edelson
                                        ----------------------------------------
                                        Name:  I. Steven Edelson
                                        Title: President

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                                    THE EDELSON FAMILY TRUST DATED
                                    SEPTEMBER 17, 1997


                                    By: /s/ I. Steven Edelson
                                        ----------------------------------------
                                        Name:  I. Steven Edelson
                                        Title: Trustee


                                    ASIA INTERNET INVESTMENT GROUP I, LLC,
                                    a Delaware limited liability company

\
                                    By: Asia Investing Group, LP, a Delaware
                                        limited partnership, its managing member


                                        By: Asia Investors Group, LLC, a
                                            Delaware limited liability company,
                                            its general partner


                                            By: Mercantile Asia Investors, LP, a
                                                Delaware limited partnership,
                                                its managing member

                                                By: Mercantile Asia, LLC, a
                                                    Delaware limited liability
                                                    company, its general partner


                                                    By: /s/ I. Steven Edelson
                                                        ------------------------
                                                        Name:  I. Steven Edelson
                                                        Title: Managing Member


                                    ASIA INVESTING GROUP, LP, a Delaware limited partnership


                                    By: Asia Investors Group, LP, a Delaware
                                        limited liability company, its general
                                        partner


                                        By: Mercantile Asia Investors, LP, a
                                            Delaware limited partnership, its
                                            managing member


                                            By: Mercantile Asia, LLC, a
                                                Delaware limited liability
                                                company, its general partner


                                                By: /s/ I. Steven Edelson
                                                    ----------------------------
                                                    Name:  I. Steven Edelson
                                                    Title: Managing Member

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                                   ASIA INVESTORS GROUP, LLC, a Delaware
                                   limited liability company


                                   By: Mercantile Asia Investors, LP, a
                                       Delaware limited partnership, its
                                       managing member


                                       By: Mercantile Asia, LLC, a Delaware
                                           limited liability company, its
                                           general partner


                                           By: /s/ I. Steven Edelson
                                               ---------------------------------
                                               Name:  I. Steven Edelson
                                               Title: Managing Member


                                   MERCANTILE ASIA INVESTORS, LP, a Delaware limited partnership


                                   By: Mercantile Asia, LLC, a Delaware limited
                                       liability company, its general partner


                                       By: /s/ I. Steven Edelson
                                           -------------------------------------
                                           Name:  I. Steven Edelson
                                           Title: Managing Member


                                   MERCANTILE ASIA, LLC, a Delaware limited liability company


                                       By: /s/ I. Steven Edelson
                                           -------------------------------------
                                           Name:  I. Steven Edelson
                                           Title: Managing Member



                                           /s/ Michael A. Reinsdorf
                                           -------------------------------------
                                           MICHAEL A. REINSDORF, an Individual


                                           /s/ I. Steven Edelson
                                           -------------------------------------
                                           I. STEVEN EDELSON, an Individual


                                           /s/ Nathaniel C.A. Kramer
                                           -------------------------------------
                                           NATHANIEL C. A. KRAMER, an Individual